                                                                    Exhibit 25.1
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                            _______________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)___________

                            -----------------------

              SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION (Exact name of trustee as specified in its charter)

      Not Applicable                                           59-1424500
(State of incorporation if                                  (I.R.S. Employer
not a U.S. national bank)                                Identification Number)

   200 South Orange Avenue
   Post Office Box 3631
   Orlando, Florida                                              32802
(Address of trustee's principal                               (Zip Code)
     executive offices)

                             Jonathan D. Rich, Esq.
                         Maguire, Voorhis & Wells, P.A.
             200 South Orange Avenue, Suite 3000, Orlando, FL 32801
                                 (407) 244-1105
           (Name, address and telephone number of agent for service)

                            -----------------------

                        PHYSICIAN SALES & SERVICE, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                        59-2280364
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)

                            DIAGNOSTIC IMAGING, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                         59-1608817
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                               PSS DELAWARE, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                         51-0370961
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                               PSS HOLDING, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                         59-3475761
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                          PSS PHYSICIAN SERVICES, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                         59-2280364
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                            PSS RHODE ISLAND,  INC.
              (Exact name of obligor as specified in its charter)

         Rhode Island                                      05-0475209
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                               PSS SERVICE, INC.
              (Exact name of obligor as specified in its charter)

           Florida                                         59-3448733
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)

                                PSS TEXAS, INC.
              (Exact name of obligor as specified in its charter)

            Texas                                          59-3085754
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                 PHYSICIAN SALES & SERVICE LIMITED PARTNERSHIP
              (Exact name of obligor as specified in its charter)

           Florida                                         59-3475763
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                 STANDARD/CRESCENT CITY SURGICAL SUPPLIES, INC.
              (Exact name of obligor as specified in its charter)

          Louisiana                                        72-0869631
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)


                                S&W X-RAY, INC.
              (Exact name of obligor as specified in its charter)

           New York                                        16-1010210
   (State of incorporation)                            (I.R.S. Employer
                                                      Identification No.)

      4345 Southpoint Boulevard                              32256
        Jacksonville, Florida                              (Zip Code)
(Address of principal executive offices)


              ---------------------------------------------------
                  8-1/2% SENIOR SUBORDINATED NOTES DUE 2007 OF
                        PHYSICIAN SALES & SERVICE, INC.
                        (Title of indenture securities)
===============================================================================

Item 1.  General Information.  Furnish the following information as to the
         -------------------
         trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         Name                                                  Address
         ----                                                  -------

         Comptroller of Currency                               Washington, D.C.

         The Board of Governors of
         the Federal Reserve System
         Corporation                                           Washington, D.C.

         Federal Deposit Insurance Corporation                 Washington, D.C.


         (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.  If the obligor or any underwriter for
         -----------------------------
         the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. List of Exhibits.
         ----------------

         List below all exhibits filed as a part of this statement of eligibility.

         Exhibit 1 - Copy of the articles of association of the Trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 4 - Copy of the existing bylaws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

         Exhibit 5 - Not applicable.

         Exhibit 6 - Not applicable.

         Exhibit 7 - Copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8 - Not applicable.

         Exhibit 9 - Not applicable.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, Central Florida, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, State of Florida, on the 29th day of October, 1997.

                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION



                                       By: /s/ Theresa Hawkins
                                           -------------------
                                           Vice President

                                   EXHIBIT 7
                                   ---------

                             Report of Condition of
              SunTrust Bank, Central Florida, National Association

                                                       Board of Governors of the Federal Reserve System
                                                       OMB Number: 7100-0036
                                                       Federal Deposit Insurance Corporation
                                                       OMB Number: 3064-0052
                                                       Office of the Comptroller of the Currency
                                                       OMB Number: 1557-0081
Federal Financial Institutions Examination Council     Expires March 31, 2000
---------------------------------------------------------------------------------------------------------
                                                       Please refer to page i,
                                                       Table of Contents, for
                                                       the required disclosure
                                                       of estimated burden.
---------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$300 MILLION OR MORE -- FFIEC 032
Report at the close of business June 30, 1997          (970630)
                                                     -----------
                                                     (RCRI 9999)
This report is required by law: 12 U.S.C. (S)324     This report form is to be filed by banks with
(State member banks); 12 U.S.C. (S)1817 (State       domestic offices only.  Banks with branches and
nonmember banks); and 12 U.S.C. (S)161 (National     consolidated subsidiaries in U.S. territories and
banks).                                              possessions, Edge or Agreement subsidiaries,
                                                     foreign branches, consolidated foreign
                                                     subsidiaries, or International Banking Facilities
                                                     must file FFIEC 031.
---------------------------------------------------------------------------------------------------------
NOTE:  The Reports of Condition and Income must be   The Reports of Condition and Income are to be
signed by an authorized officer and the Report of    prepared in accordance with Federal regulatory
Condition must be attested to by not less than       authority instructions.  NOTE: These instructions
two directors (trustees) for State nonmember         may in some cases differ from generally accepted
banks and three directors for State member and       accounting principles.
National banks.
                                                     We, the undersigned directors (trustees), attest to
I,    R. Todd Bowers/Senior Vice President & CFO     the correctness of this Report of Condition
   -----------------------------------------------   (including the supporting schedules and declare
      Name and Title of Officer Authorized to Sign   that it has been examined by us and to the best of
       Report                                        our knowledge and belief has been prepared in
                                                     conformance with the instructions issued by the
of the named bank do hereby declare that these       appropriate Federal regulatory authority and is
Reports of Condition and Income (including the       true and correct.
supporting schedules) have been prepared in
conformance with the instructions issued by the      /s/ George W. Koehn
appropriate Federal regulatory authority and are     ----------------------------------------------------
true to the best of my knowledge and belief.         Director (Trustee)

          /s/ R. Todd Bowers                         /s/ Robert L. Mellen, III
---------------------------------------------------  ----------------------------------------------------
Signature of Officer Authorized to Sign Report       Director (Trustee)

July 25, 1997                                        /s/ William B. Wilson
---------------------------------------------------  ----------------------------------------------------
Date of Signature                                    Director (Trustee)
---------------------------------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:         NATIONAL BANKS:  Return the original only in the
STATE MEMBER BANKS:  Return the original and one     special return address envelope provided.  If
copy to the appropriate Federal Reserve District     express mail is used In lieu of the special return
Bank.                                                address envelope, return the original only to the
STATE NONMEMBER BANKS:  Return the original only     FDIC, c/o Quality Data Systems, 2127 Espey Court,
in the special return address envelope provided.     Suits 204, Crofton, MD 21114.
If express mail is used in lieu of the special
return address envelope, return the original only
to the FDIC, c/o Quality Data Systems, 2127 Espey
Court, Suite 204, Crofton, MD 21114.
---------------------------------------------------------------------------------------------------------
FDIC Certificate Number /___/___/___/____/___/       CALL NO. 2CO 32 06-30-97
                                                     STBK: 12-1159 08514 STCERT: 12-21043
                                                     SUNTRUST BANK, CENTRAL FLORIDA, NATI
                                                     P.O. Box 3833
                                                     Orlando, FL 32802

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-1
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  ---------
                                                                                                      3
                                                                                                  ---------

CONSOLIDATED REPORT OF INCOME FOR THE PERIOD JANUARY 1, 1997 - JUNE 30, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.


SCHEDULE RI - INCOME STATEMENT
                                                                                                                     1380

                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
1. Interest Income:                                                               RIAD
                                                                                  ----
  a. Interest and fee income on loans:
     (1) Loans secured by real estate                                             4011   70,803  1.a.1
     (2) Loans to finance agricultural production and other loans to farmers      4024    1,260  1.a.2
     (3) Commercial and industrial loans                                          4012   61,454  1.a.3
     (4) Loans to individuals for household, family, and other personal expenditures:
         (a) Credit cards and related plans                                       4054    1,647  1.a.4.a
         (b) Other                                                                4055   19,766  1.a.4.b
     (5) Loans to foreign governments and official institutions                   4056        0  1.a.5
     (6) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
         (a) Taxable obligations                                                  4503      155  1.a.6.a
         (b) Tax-exempt obligations                                               4504    5,004  1.a.6.b
     (7) All other loans                                                          4058   11,936  1.a.7
  b. Income from lease financing receivables:
     (1) Taxable leases                                                           4505    4,050  1.b.1
     (2) Tax-exempt leases                                                        4307      106  1.b.2
  c. Interest income on balances due from depository institutions(1)              4115      111  1.c
  d. Interest and dividend income on securities:
     (1) U.S. Treasury securities and U.S. Government agency obligations          4027   27,308  1.d.1
     (2) Securities issued by states and political subdivisions in the U.S.:
         (a) Taxable securities                                                   4506        0  1.d.2.a
         (b) Tax-exempt securities                                                4507    1,104  1.d.2.b
     (3) Other domestic debt securities                                           3657        5  1.d.3
     (4) Foreign debt securities                                                  3658       10  1.d.4
     (5) Equity securities (including investments in mutual funds)                3659      116  1.d.5
  e. Interest income from trading assets                                          4069        0  1.e
  f. Interest income on federal funds sold and securities purchased under         4020   15,438  1.f
     agreements to resell
  g. Total interest income (sum of items 1.a through 1.f)                         4107  220,273  1.g

------------
(1) Includes interest income on time certificates of deposits not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-1
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  ---------
                                                                                                     4
                                                                                                  ---------


SCHEDULE RI - CONTINUED
                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                      Year to
2. Interest expense:                                                       RIAD          Date
                                                                           ----
   a. Interest on deposits:
     (1) Transaction accounts (NOW accounts, ATS accounts,                 4508           881                  2.a.1
         and telephone and preauthorized transfer accounts)
     (2) Nontransaction accounts:
       (a) Money market deposit accounts (MMDAs)                           4509         6,884                  2.a.2a
       (b) Other savings deposits                                          4511        18,489                  2.a.2b
       (c) Time deposits of $100,000 or more                               A517         6,022                  2.a.2c
       (d) Time deposits of less than $100,000                             A518        17,712                  2.a.2d
  b. Expense of federal funds purchased and securities sold under
     agreements to repurchase                                              4180        56,658                  2.b
  c. Interest on demand notes issued to the U.S. Treasury, trading
     liabilities, and on other borrowed money                              4185           407                  2.c
  d. Not applicable
  e. Interest on subordinated notes and debentures                         4200           115                  2.e
  f. Total interest expense (sum of items 2.a through 2.e)                 4073       107,168  RIAD            2.f
                                                                                               ----
3. Net interest income (item 1.g minus 2.f)                                                    4074  113,105   3.
4. Provisions:
  a. Provision for loan and lease losses                                                       4230    3,498   4.a
  b. Provision for allocated transfer risk                                                     4243        0   4.b
5. Noninterest income:                                                     RIAD
                                                                           ----
  a. Income from fiduciary activities                                      4070        13,207                  5.a
  b. Service charges on deposit accounts                                   4080        19,941                  5.b
  c. Trading revenue (must equal Schedule RI, sum of
     Memorandum items 8.a through 8.d)                                     A220             0                  5.c
  d.-e. Not applicable
  f. Other noninterest income:
     (1) Other fee income                                                  5407        36,115                  5.f.1
     (2) All other noninterest income *                                    5408         3,198  RIAD            5.f.2
                                                                                               ----
  g. Total noninterest income (sum of items 5.a through 5.f)                                   4079   72,461   5.g
6.a. Realized gains (losses) on held-to maturity securities                                    3521        0   6.a
  b. Realized gains (losses) on available-for-sale securities                                  3196     (446)  6.b
7. Noninterest expense:                                                    RIAD
                                                                           ----
  a. Salaries and employee benefits                                        4135        33,752                  7.a
  b. Expenses of premises and fixed assets (net of rental income)
     (excluding salaries and employee benefits and mortgage
     interest)                                                             4217        12,036                  7.b
  c. other noninterest expense *                                           4092        63,387  RIAD            7.c
                                                                                               ----
  d. Total noninterest expense (sum of items 7.a through 7.c)                                  4093  109,175   7.d
8. Income (loss) before income taxes and extraordinary items and other
   adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b,                            4301   72,447   8.
   and 7.d
9. applicable income taxes (on item 8)                                                         4302   26,337   9.
10. Income (loss) before extraordinary items and other adjustments
    (item 8 minus 9)                                                                           4300   46,110  10.
11. Extraordinary items and other adjustments, net of income taxes *                           4320        0  11
12. Net income (loss) (sum of items 10 and 11)                                                 4340   46,110  12.

------------
  (*)  Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-1
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  -------
                                                                                                     5
                                                                                                  -------


SCHEDULE RI - CONTINUED
                                                                                                                 1381
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
Memoranda                                                                         RIAD   Year to Date
                                                                                  -----
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
   tax purposes                                                                    4513         1,063       M.1
2. Income from the sale and servicing of mutual funds and annuities
   (included in Schedule RI, item 8)                                               8431         2,868       M.2
3. Not applicable                                                                               Number
4. Number of full-time equivalent employees on payroll at end of current
   period (round to nearest whole number)                                          4150         1,608       M.4
5-6. Not applicable                                                                CCYY/        MM/         DD
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank's
   acquisition                                                                     9106         N/A         M.7
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d
   must equal Schedule RI, item 5.c):
      a. Interest rate exposures                                                   8757             0       M.8.a
      b. Foreign exchange exposures                                                8758             0       M.8.b
      c. Equity security and index exposures                                       8759             0       M.8.c
      d. Commodity and other exposures                                             8760             0       M.8.d
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
      a. Net increase (decrease) to interest income                                8761             0       M.9.a
      b. Net (increase) decrease to interest expense                               8762             2       M.9.b
      c. Other (noninterest) allocations                                           8763             0       M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions)              A251             0       M.10
                                                                                                Yes/No
11. Does the reporting bank have a Subchapter S election in effect for
    federal income tax purposes for the current tax year?                          A530          N/A        M.11
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11 (to be reported with the December Report of Income)             4772          N/A        M.12

------------
(1)  For example, a bank acquired on June 1, 1997, would report 1997/06/01

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                                    1383
                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
                                                                                  RIAD
                                                                                  ----
1. Total equity capital originally reported in the December 31, 1996
   Reports of condition and Income                                                3215       477,333         1.
2. Equity capital adjustments from amended Reports of Income, net *               3216             0         2.
3. Amended balance end of previous calendar year (sum of items 1 and 2)           3217       477,333         3.
4. Net income (loss) (must equal Schedule RI, item 12)                            4340        46,110         4.
5. Sale, conversion, acquisition, or retirement of capital stock, net             4346             0         5.
6. Changes incident to business combinations, net                                 4356             0         6.
7. LESS: Cash dividends declared on preferred stock                               4470             0         7.
8. LESS: Cash dividends declared on common stock                                  4460        25,000         8.
9. Cumulative effect of changes in accounting principles from prior
   years * (see instructions for this schedule)                                   4411             0         9.
10. Corrections of material accounting errors from prior
     years * (see instructions for this schedule)                                 4412             0        10.
11. Change in net unrealized holding gains (losses) on available-for-sale         8433          (448)       11.
    securities
12. Other transactions with parent holding company *
    (not included in item 5. 7, or 8 above)                                       4415             0        12.
13. Total equity capital end of current period (sum of items 3 through 12)
    (must equal Schedule RC item 28)                                              3210       497,995        13.

------------
  *  Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-4
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  --------
                                                                                                      6
                                                                                                  --------


SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE
                FOR LOAN AND LEASE LOSSES

PART 1. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES (1)

Part 1 excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                        1381
                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                --Calendar year-to-date--
                                                                            (Column A)           (Column B)
                                                                        RIAD  Charge-offs  RIAD  Recoveries
                                                                        ----
1. Loans secured by real estate
   a. to U.S. addressees (domicile)                                     4651     1,298     4661      378       1.a
   b. To non-U.S. addressees (domicile)                                 4652         0     4662        0       1.b
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions              4653         0     4663        0       2.a
   b. To foreign banks                                                  4654         0     4664        0       2.b
3. Loans to finance agricultural production and other loans to farmers  4655         0     4665        0       3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                                     4645       118     4617       72       4.a
   b. To non-U.S. addressees (domicile)                                 4646         0     4618        0       4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans                                    4656       334     4666      119       5.a
   b. Other (includes single payment, installment, and all
      student loans)                                                    4657     1,464     4667      376       5.b
6. Loans to foreign governments and official institutions               4643         0     4627        0       6
7. All other loans                                                      4644       155     4628       69       7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile).                                    4659         0     4669        0       8.b.
   b. Of non-U.S. addressees (domicile)
9. Total (sum of items 1 through 8)                                     4635     3,369     4605    1,017       9


MEMORANDA                                                                                  Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                                --Calendar year-to-date--
                                                                             (Column A)                (Column B)
                                                                         RIAD  Charge-offs    RIAD     Recoveries
1.-3. Not applicable.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
   included in Schedule RI-13, part 1, items 4 and 7, above              5409            0  5410    0  M.4
5. Loans secured by real estate (sum of Memorandum items 5.a through 5.e must equal sum of Schedule RI-B, part 1,
   item 1.a and 1.b, above):
   a. Construction and land development                                  3582            0  3583    0  M.5.a
   b. Secured by farmland                                                3584            0  3585    0  M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines
          of credit                                                      5411           18  5412    0  M.5.c1
      (2) All other loans secured by 1-4 family residential
          properties                                                     5413          188  5414    3  M.5.c2
   d. Secured by multifamily (5 or more) residential properties          3588            0  3589    0  M.5.d
   e. Secured by nonfarm nonresidential properties                       3590        1,092  3591  375  M.5.e

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RI-5
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                   --------
                                                                                                       7
                                                                                                   --------


SCHEDULE RI-B - CONTINUED

PART II.  CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        RIAD
                                                                                                        ----
   1.  Balance originally reported in the December 31, 1996, Reports of Condition and Income            3124    87,104      1.
   2.  Recoveries (must equal part 1, Item 9, column B above)                                           4605     1,017      2.
   3.  LESS: Charge-offs (must equal part 1, item 9, column A above)                                    4635     3,369      3.
   4.  Provision for loan and lease losses (must equal Schedule RI, item 4.a)                           4230     3,498      4.
   5.  Adjustments * (see instructions for this schedule)                                               4815         0      5.
   6.  Balance end of current period (sum of items 1 through 5) (must equal Schedule RC, item 4.b)      3123    88,250      6.

------------
*  Describe on Schedule RI-B - Explanations.


SCHEDULE RI-E - EXPLANATIONS

SCHEDULE RL-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedules Rl-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details)
                                                                                                                       L395
                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
1.   All other noninterest income (from Schedule RI, item 5.f.(2))                YEAR TO
     Report amounts that exceed 10% of Schedule RI, item 5.f.(2):       RIAD      DATE
                                                                        ----
     a. Net gains (losses) on other real estate owned                   5415          0        1.a
     b. Net gains (losses) on sales of loans                            5416        702        1.b
     c. Net gains (losses) on sales of premises and fixed assets        5417          0        1.c
     Itemize and describe the three largest other amounts that
     exceed 10% of Schedule RI,
     item 5.f.(2):
                                  TEXT
     d. 4461 SALE OF CUSTOMER CHECKS                                    4461        895        1.d
     e. 4462 FOREIGN EXCHG-GAIN/LOSS                                    4462        785        1.e
     f. 4463                                                            4463          0        1.f
2.   Other noninterest expense (from Schedule RI, item 7.c):
     a. Amortization expense of intangible assets                       4531          0        2.a
     Report amounts that exceed 10% of Schedule RI, item 7c
     b. Net (gains) losses on other real estate owned                   5418          0        2.b
     c. Net (gains) losses on sales of loans                            5419                   2.c
     d. Net (gains) losses on sales of premises and fixed assets        5420                   2.d
     Itemize and describe the three largest other amounts that
     exceed 10% of Schedule RI, item 7.c:
                                  TEXT
     e. 4464 I/C DATA PROCESSING FEE                                    4464     21,117        2.e
     f. 4467 CR CD-INTERCHANGE EXP                                      4467     14,083        2.f
     g. 4468                                                            4468          0        2.g

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-6
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  --------
                                                                                                      8
                                                                                                  --------


SCHEDULE RI-E - CONTINUED
                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
3.   Extraordinary items and other adjustments
     (from Schedule RI, item 11.a) and applicable
     income tax effect (from Schedule RI, item
     11.b) (itemize and describe all extraordinary
     items and other adjustments):
                          TEXT                        RIAD                RIAD      YEAR-TO-DATE
                                                      ----                ----
     a. (1) 4469  EM                                                      4469             0      3.a.1
     (2) Applicable income tax effect                 4486        0                               3.a.2
     b. (1) 4487                                                          4487             0      3.b.1
     (2) Applicable income tax effect                 4488        0                               3.b.2
     c. (1) 4489                                                          4489             0      3.c.1
     (2) Applicable income tax effect                 4491        0                               3.c.2
4.   Equity capital adjustments from amended
     Reports of Income (from Schedule RI-A, item
     2) (itemize and describe all adjustments):
                          TEXT                                            RIAD
                                                                          ----
     a. 4492                                                              4492             0      4.a
     b. 4493                                                              4493             0      4.b
5.   Cumulative effect of changes in accounting
     principles from prior years (from Schedule
     RI-A, item 9) (itemize and describe all
     changes in accounting principles):
                          TEXT                                            RIAD
                                                                          ----
     a. A546 Effect of change to GAAP from                                A546             0      5.a
     previous non-GAAP    instructions
     b. 4495                                                              4495                    5.b
6.   Corrections of material accounting errors
     from prior years (from Schedule RI-A, item 1
     0) (itemize and describe all corrections):
                          TEXT                                            RIAD
                                                                          ----
     a. 4496                                                              4496                    6.a
     b. 4497                                                              4497                    6.b
7.   Other transactions with parent holding
     company (from Schedule RI-A, item 12)
     (itemize and describe all such transactions):
     a. 4498                                                              4498                    7.a
     b. 4499                                                              4499                    7.b
8.   Adjustments to allowance for loan and lease
     losses (from Schedule RI-13, part 11, item 5)
     (itemize and describe all adjustments):
     a. 4521                                                              4521                    8.a
     b. 4522                                                              4522                    8.b
                                                                                                              L398 L399
9.   Other explanations (the space below is
     provided for bank to briefly describe, at its
     option, any other significant items affecting
     the Report of In
     X  = NO COMMENT - Y  = COMMENT                   4769        X
     Other explanations (please type or prior
     clearly):

     TEXT4769 (70 CHARACTERS PER LINE)
     _______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________
     _______________________________________________________________________

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-1
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                   -------
                                                                                                      9
                                                                                                   -------


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                    C300
                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):                          RCON
                                                                                                      ----
    a.  Noninterest-bearing balances and currency and coin (1)                                         0081    444,101   1.a
    b.  Interest-bearing balances (2)                                                                  0071      4,167   1.b
2.  Securities:
    a.  Held-to-maturity securities (from Schedule RC-B, column A)                                     1754          0   2.a
    b.  Available-for-sale securities (from Schedule RC-B, column D)                                   1773    903,744   2.b
3.  Federal funds sold and securities purchased under agreements to resell                             1350    628,128   3.
4.  Loans and lease financing receivables:                                          RCON
                                                                                    ----
    a.  Loans and leases, net of unearned income (from Schedule RC-C)               2122   4,866,971                     4.a
    b.  LESS:  Allowance for loan and lease losses                                  3123      88,250                     4.b
    c.  LESS:  Allocated transfer risk reserve                                      3128           0                     4.c
                                                                                                       RCON
    d.  Loans and leases, net of unearned income,                                                      ----
        allowance, and reserve (item 4.a minus 4.b and 4.c)                                            2125  4,778,721   4.d
5.  Trading assets (from Schedule RC-D)                                                                3545          0   5.
6.  Premises and fixed assets (including capitalized leases)                                           2145     56,351   6.
7.  Other real estate owned (from Schedule RC-M)                                                       2150      5,762   7.
8.  Investments in unconsolidated subsidiaries and associated companies                                                  8.
    (from Schedule RC-M)                                                                               2130      7,804
9.  Customers' liability to this bank on acceptances outstanding                                       2155      3,290   9.
10. Intangible assets (from Schedule RC-M)                                                             2143          0  10.
11. Other assets (from Schedule RC-F)                                                                  2160     98,529  11.
12. Total assets (sum of items 1 through 11)                                                           2170  6,930,597  12.

------------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-2
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  -------
                                                                                                    10
                                                                                                  -------


SCHEDULE RC - CONTINUED
                                                                                            Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:                                                                                             RCON
                                                                                                           ----
     a.  In domestic offices (sum totals of columns A and C from Schedule RC-E)           RCON             2200  3,959,905  13.a
                                                                                          ----
        (1)  Noninterest-bearing (1)                                                      6631  1,191,530                   13.a.1
        (2)  Interest-bearing                                                             6636  2,768,375                   13.a.2
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
        (1)  Noninterest-bearing
        (2)  Interest-bearing
14.  Federal funds purchased and securities sold under agreements to repurchase                            2800  2,281,082  14.
15.  a.  Demand notes issued to the U.S. Treasury                                                          2840          0  15.a.
     b.  Trading liabilities (from Schedule RC-D)                                                          3548          0  15.b
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.  With a remaining maturity of one year or less                                                     2332     62,778  16.a
     B.  WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE
         YEARS                                                                                             A547          0  16.b
     C.  WITH A REMAINING MATURITY OF MORE THAN THREE YEARS                                                A548          0  16.c
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding                                              2920      3,290  18.
19.  Subordinated notes and debentures                                                                     3200    100,000  19.
20.  Other liabilities (from Schedule RC-G)                                                                2930     25,547  20.
21.  Total liabilities (sum of items 13 through 20)                                                        2948  6,432,602  21.
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus                                                         3838          0  23
24.  Common stock                                                                                          3230      5,098  24.
25.  Surplus (exclude all surplus related to preferred stock)                                              3839    124,125  25.
26.  a.  Undivided profits and capital reserves                                                            3632    366,845  26.a.
     b.  Net unrealized holding gains (losses) on available for-sale securities                            8434      1,927  26.b.
27.  Cumulative foreign currency translation adjustments                                                                    27.
28.  Total equity capital (sum of items 23 through 27)                                                     3210    497,995  28.
29.  Total liabilities and equity capital (sum of items 21 and 28)                                         3300  6,930,597  29.
MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1.  Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the
    bank by independent external auditors as of any date during 1996                                       6724        N/A  M.1

1 = Independent audit of the bank conducted in accordance             4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified             external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank             authority)
2 = Independent audit of the bank's parent holding company            5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing              auditors
    standards by a certified public accounting firm which             6 = Compilation of the bank's financial statements by
    submits a report on the consolidated holding company (but             external auditors
    not on the bank separately)                                       7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance        8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state chartering authority)

------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-3
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  --------
                                                                                                     11
                                                                                                  --------


SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.
                                                                                                                      C305
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
1.  Cash items in process of collection, unposted debits, and currency and coin:                     RCON
                                                                                                     ----
    a.  Cash items in process of collection and unposted debits                                      0020      296,656      1.a
    b.  Currency and coin                                                                            0080      101,551      1.b
2.  Balance due from depository institutions in the U.S.:
    a.  U.S. branches and agencies of foreign banks                                                  0083            0      2.a
    b.  Other commercial banks in the U.S. and other depository institutions in the U.S.             0085        8,553      2.b
3.  Balances due from banks in foreign countries and foreign central banks:
    a.  Foreign branches of other U.S. banks                                                         0073            0      3.a
    b.  Other banks in foreign countries and foreign central banks                                   0074          384      3.b
4.  Balances due from Federal Reserve Banks                                                          0090       41,124      4.
5.  Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)              0010      448,268      5.

MEMORANDUM
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
                                                                                                     RCON        4,386     M.1
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in items            ----
    2.a and 2.b above)                                                                               0050


SCHEDULE RC-B - SECURITIES

Exclude assets held for trading.
                                                                                                                            C310
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                         -----Held to maturity-----        -----Available-for-sale-----
                                                         (Column A)        (Column B)     (Column C)       (Column D)
                                                         Amortized Cost    Fair Value     Amortized Cost   Fair Value (1)
                                                         RCON              RCON           RCON             RCON
                                                         ----              ----           ----             ----
1.  U.S. Treasury securities                             0211      0       0213     0     1286   478,289   1287    480,164   1.
2.  U.S. Government agency obligations
    (exclude mortgage-backed securities):
    a.  Issued by U.S. Government agencies (2)           1289      0       1290     0     1291         0   1293          0   2.a
    b.  Issued by U.S. Government-sponsored
        agencies                                         1294      0       1295     0     1297    69,221   1298     70,292   2.b

------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration 'Guaranteed Loan Pool Certificates,' U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-4
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  ---------
                                                                                                     12
                                                                                                  ---------


SCHEDULE RC-B - CONTINUED
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                          -----Held to maturity-----         -----Available-for-sale-----
                                                             (Column A)     (Column B)     (Column C)        (Column D)
                                                           Amortized Cost   Fair Value   Amortized Cost    Fair Value (1)
3.  Securities issued by states and political
    subdivisions of the U.S.:                             RCON              RCON         RCON              RCON
                                                          ----              ----         ----              ----
    a.  General obligations                               1676      0      1677     0    1678               1679    35,566  3.a
    b.  Revenue obligations                               1681      0      1686     0    1690     5,283     1691     5,575  3.b
    c.  Industrial development
        and similar obligations                           1694      0      1695     0    1696         0     1967         0  3.c
4.  Mortgage-backed securities (MBS):
    a.  Pass-through securities:
       (1) Guaranteed by GNMA                             1698      0      1699     0    1701    62,829     1702    63,511  4.a.(1)
       (2) Issued by FNMA and FHLMC                       1703      0      1705     0    1706    93,047     1707    92,034  4.a.(2)
       (3) Other pass-through securities                  1709      0      1710     0    1711         0     1713         0  4.a.(3)
    b. Other mortgage-backed securities (include
       CMOs, REMICs and stripped MBS):
       (1) Issued or guaranteed by FNMA,
           FHLMC, or GNMA                                 1714      0      1715     0    1716  1 22,456     1717   121,999  4.b.(1)
       (2) Collateralized by MBS issued or
           guaranteed by FNMA, FHLMC,
           or GNMA                                        1718      0      1719     0    1731         0     1732         0  4.b.(2)
       (3) All other mortgage-backed securities           1733      0      1734     0    1735         0     1736         0  4.b.(3)
5.  Other debt securities:
    a.  Other domestic debt securities                    1737      0      1738     0    1739         0     1741         0  5.a
    b.  Foreign debt securities                           1742      0      1743     0    1744       250     1746       250  5.b
6.  Equity securities  :
    a.  Investments in mutual funds and
        other equity securities with
        readily determinable fair values                                                 A510    30,437     A511    30,437  6.a
    b.  All other equity securities (1)                                                  1752     3,876     1753     3,876  6.b
7.  Total (sum of items 1 through 6) (total of
    Column A must equal Schedule RC item 2.a)
    (total of column D must equal Schedule RC,            RCON              RCON         RCON              RCON
    item 2.b)                                             ----              ----         ----              ----
                                                          1754      0       1771    0    1772    900,584   1773    903,744  7.

------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-5
ATLANTA, GA 30302                                        Transit #:  06310215                     7
                                                                                                  -------
                                                                                                    13
                                                                                                  -------


SCHEDULE RC-B - CONTINUED
                                                                                                                           C312
Memoranda                                                                                      Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 RCON
                                                                                                 ----
1.  Pledged securities (1)                                                                       0416     656,486    M.1
2.  MATURITY AND REPRICING DATE FOR DEBT SECURITIES (1,2) (EXCLUDING THOSE IN
    NONACCRUAL STATUS):
    A. SECURITIES ISSUED BY THE U.S. TREASURY, U.S. GOVERNMENT AGENCIES, AND
       STATES AND POLITICAL SUBDIVISIONS IN THE U.S.; OTHER NON-MORTGAGE DEBT
       SECURITIES; AND MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE
       BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES WITH A
       REMAINING MATURITY OR REPRICING FREQUENCY OF: (3,4)
       (1)  THREE MONTHS OR LESS                                                                 A549       1,425    M.2.a1
       (2)  OVER THREE MONTHS THROUGH 12 MONTHS                                                  A550     172,897    M.2.a2
       (3)  OVER ONE YEAR THROUGH THREE YEARS                                                    A551     326,297    M.2.a3
       (4)  OVER THREE YEARS THROUGH FIVE YEARS                                                  A552      74,499    M.2.a4
       (5)  OVER FIVE YEARS THROUGH 15 YEARS                                                     A553      16,730    M.2.a5
       (6)  OVER 15 YEARS                                                                        A554           0    M.2.a6
    B. MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4
       FAMILY RESIDENTIAL MORTGAGES WITH A REMAINING MATURITY OR REPRICING
       FREQUENCY OF: (3,5)
       (1)  THREE MONTHS OR LESS                                                                 A555      17,468    M.2.b1
       (2)  OVER THREE MONTHS THROUGH 12 MONTHS                                                  A556      68,017    M.2.b.2
       (3)  OVER ONE YEAR THROUGH THREE YEARS                                                    A557      55,887    M.2.b.3
       (4)  OVER THREE YEARS THROUGH FIVE YEARS                                                  A558       9,316    M.2.b.4
       (5)  OVER FIVE YEARS THROUGH 15 YEARS                                                     A559       4,747    M.2.b.5
       (6)  OVER 15 YEARS                                                                        A560         149    M.2.b.6
    C. OTHER MORTGAGE-BACKED SECURITIES (INCLUDE CMOS, REMICS, AND
       STRIPPED MBS; EXCLUDE MORTGAGE PASS-THROUGH SECURITIES) WITH AN
       EXPECTED AVERAGE LIFE OF: (6)
       (1)  THREE YEARS OR LESS                                                                  A561      86,643    M.2.c.1
       (2)  OVER THREE YEARS                                                                     A562      35,356    M.2.c2
    D. FIXED RATE AND FLOATING RATE DEBT SECURITIES WITH A REMAINING
       MATURITY OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 2.A
       THROUGH 2.C ABOVE)                                                                        A248     174,322    M.2.d
3.-6.  Not applicable
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
    date of sale or transfer)                                                                    1778           0    M.7
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
    a.  Amortized cost                                                                           8780           0    M.8.a
    b.  Fair value                                                                               8781           0    M.8.b
9.  Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
    a.  Amortized cost                                                                           8782           0    M.9.a
    b.  Fair value                                                                               8783           0    M.9.b

------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) REPORT FIXED RATE DEBT SECURITIES BY REMAINING MATURITY AND FLOATING RATE DEBT SECURITIES BY REPRICING FREQUENCY.
(4) SUM OF MEMORANDUM ITEMS 2.A.(1) THROUGH 2.A.(6) PLUS ANY NONACCRUAL DEBT SECURITIES IN THE CATEGORIES OF DEBT SECURITIES REPORTED IN MEMORANDUM ITEM 2.A THAT ARE INCLUDED IN SCHEDULE RC-N, ITEM 9, COLUMN C, MUST EQUAL SCHEDULE RC-B, SUM OF ITEMS 1, 2, 3 AND 5, COLUMNS A AND D, PLUS MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES INCLUDED IN SCHEDULE RC-B, ITEM 4.A, COLUMNS A AND D.
(5) SUM OF MEMORANDUM ITEMS 2.B.(1) THROUGH 2.B.96) PLUS ANY NONACCRUAL MORTGAGE PASS-THROUGH SECURITIES BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES INCLUDED IN SCHEDULE RC-N, ITEM 9, COLUMN C, MUST EQUAL SCHEDULE RC-B, ITEM 4.A, SUM OF COLUMNS A AND D, LESS THE AMOUNT OF MORTGAGE PASS-THROUGH SECURITIES OTHER THAN THOSE BACKED BY CLOSED-END FIRST LIEN 1-4 FAMILY RESIDENTIAL MORTGAGES INCLUDED IN SCHEDULE RC-B, ITEM 4.A, COLUMNS A AND D.
(6) SUM OF MEMORANDUM ITEMS 2.C.(1) AND 2.C.(2) PLUS ANY NONACCRUAL "OTHER MORTGAGE-BACKED SECURITIES" INCLUDED IN SCHEDULE RC-N, ITEM 9, COLUMN C, MUST EQUAL SCHEDULE RC-B, ITEM 4.B, SUM OF COLUMNS A AND D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  R1-5
ATLANTA, GA 30302                                        Transit #:  06310215                     7
                                                                                                  ------
                                                                                                    14
                                                                                                  ------


SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.  Report total loans and leases, net of unearned income.  Exclude assets held for trading and commercial paper.
                                                                                                                           C315
                                                                                           Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                                                                RCON
                                                                                                 ----
    a.  Construction and land development                                                        1415       153,395     1.a
    b.  Secured by farmland (including farm residential and other improvements)                  1420        28,682     1.b
    c.  Secured by 1-4 family residential properties:
        (1)  Revolving, open-end loans secured by 1-4 family residential properties and
             extended under lines of credit                                                      1797        96,297     1.c.1
        (2)  All other loans secured by 1-4 family residential properties:
             (a)  Secured by first liens                                                         5367       954,345     1.c.2a
             (b)  Secured by junior liens                                                        5368        90,689     1.c.2b
    d.  Secured by multifamily (5 or more) residential properties                                1460        32,084     1.d
    e.  Secured by nonfarm nonresidential properties                                             1480       439,801     1.e
2.  Loans to depository institutions:
    a.  To commercial banks in the U.S.:
        (1)  To U.S. branches and agencies of foreign banks                                      1506             0     2.a1
        (2)  To other commercial banks in the U.S.                                               1507       212,698     2.a2
    b.  To other depository institutions in the U.S.                                             1517           138     2.b
    c.  To banks in foreign countries:
        (1)  To foreign branches of other U.S. banks                                             1513             0     2.c1
        (2)  To other banks in foreign countries                                                 1516             0     2.c2
3.  Loans to finance agricultural production and other loans to farmers                          1590        28,112     3.
4.  Commercial and industrial loans:
    a.  To U.S. addressees (domicile)                                                            1763     1,868,171     4.a
    b.  To non-U.S. addressees (domicile)                                                        1764         1,020     4.b
5.  Acceptance of other banks:
    a.  Of U.S. banks                                                                            1756           285     5.a
    b.  Of foreign banks                                                                         1757           320     5.b
6.  Loans to individuals for household, family, and other personal expenditures
    (i.e., consumer loans) (includes purchased paper):
    a.  Credit cards and related plans (includes check credit and other revolving credit
        plans                                                                                    2008        27,448     6.a
    b.  Other (includes single payment, installment, and all student loans)                      2011       486,509     6.b
7.  Loans to foreign government and official institutions (including foreign central banks)      2081             0     7.
8.  Obligations (other than securities and leases) of states and political subdivisions
    in the U.S. (includes nonrated industrial development obligations)                           2107       181,548     8.
9.  Other Loans:
    a.  Loans for purchasing or carrying securities (secured and unsecured)                      1545        35,769     9.a
    b.  All other loans (exclude consumer loans)                                                 1564       112,804     9.b
10. Lease financing receivables (net of unearned income):
    a.  Of. U.S. addressees (domicile)                                                           2182       116,856    10.a
    b.  Of non-U.S. addressees (domicile)                                                        2183             0    10.b
11. LESS:  Any unearned income on loans reflected in items 1-9 above                             2123             0    11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10                                          12.
    minus item 11) (must equal Schedule RC, item 4.a)                                            2122     4,866,971

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-7
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                ------------
SCHEDULE RC-C - CONTINUED                                                                            15
                                                                                                ------------
PART I.  CONTINUED

MEMORANDA                                                                                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
1.  Not applicable
2.  Loans and Leases restructured and in compliance with modified terms (included in
    Schedule RC-C, part I, above, and not reported as past due or nonaccrual in Schedule
    RC-N, Memorandum item 1):
    a.  Loans secured by real estate:                                                               RCON
                                                                                                    ----
        (1)  To U.S. addressees (domicile)                                                          1687
        (2)  To non-U.S. addressees (domicile)                                                      1689          0     M.2.a.2
    b.  All other loans and lease financing receivables (exclude loans to individuals for
        household, family, and other personal expenditures                                          8691
    c.  Commercial and industrial loans to and lease financing receivables of
        non-U.S. addressees (domicile) included in Memorandum item 2.b. above                       8692
3.  Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    A.  CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL
        PROPERTIES WITH A REMAINING MATURITY OR REPRICING FREQUENCY OF: (1,2)
        (1)  THREE MONTHS OR LESS                                                                   A564          515     M.3.a.1
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS                                                    A565      893,391     M.3.a.2
        (3)  OVER ONE YEAR THROUGH THREE YEARS                                                      A566          227     M.3.a.3
        (4)  OVER THREE YEARS THROUGH FIVE YEARS                                                    A567          872     M.3.a.4
        (5)  OVER FIVE YEARS THROUGH 15 YEARS                                                       A568       20,301     M.3.a.5
        (6)  OVER 15 YEARS                                                                          A569       39,039     M.3.a.6
    B.  ALL LOANS AND LEASES OTHER THAN CLOSED-END SECURED BY FIRST LIENS ON 1-4
        FAMILY RESIDENTIAL PROPERTIES WITH A REMAINING MATURITY OR REPRICING
        FREQUENCY OF: (1,3)
        (1)  THREE MONTHS OR LESS                                                                   A570    1,587,252     M.3.b.1
        (2)  OVER THREE MONTHS THROUGH 12 MONTHS                                                    A571    2,162,341     M.3.b.2
        (3)  OVER ONE YEAR THROUGH THREE YEARS                                                      A572       35,135     M.3.b.3
        (4)  OVER THREE YEARS THROUGH FIVE YEARS                                                    A573      117,400     M.3.b.4
        (5)  OVER FIVE YEARS THROUGH 15 YEARS                                                       A574          160     M.3.b.5
        (6)  OVER 15 YEARS                                                                          A575          106     M.3.b.6
    C.  FIXED RATE AND FLOATING RATE LOANS AND LEASES WITH A REMAINING MATURITY
        OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEMS 3.A AND 3.B ABOVE)                        A247    1,359,759     M.3.c
    D.  FIXED RATE AND FLOATING RATE LOANS SECURED BY NONFARM RESIDENTIAL PROPERTIES
        (4) WITH A REMAINING MATURITY OF OVER FIVE YEARS (INCLUDED IN
        MEMORANDUM ITEM 3.B. ABOVE)                                                                 A577      135,417     M.3.d
    E.  FIXED RATE AND FLOATING RATE COMMERCIAL AND INDUSTRIAL LOANS (5) WITH A
        REMAINING MATURITY OF OVER THREE YEARS (INCLUDED IN MEMORANDUM
        ITEMS 3.B. ABOVE)                                                                           A578      878,813     M.3.e
----------------------------
(1) REPORT FIXED RATE LOANS AND LEASES BY REMAINING MATURITY AND FLOATING RATE
    LOANS BY REPRICING FREQUENCY.
(2) SUM OF MEMORANDUM ITEMS 3.A.(1) THROUGH 3.A.(6) PLUS TOTAL NONACCRUAL
    CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY RESIDENTIAL
    PROPERTIES INCLUDED IN SCHEDULE RC-N, MEMORANDUM ITEM 3.C.(2), COLUMN C,
    MUST EQUAL TOTAL CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY
    RESIDENTIAL PROPERTIES FROM SCHEDULE RC-C, PART I, ITEM 1.C.(2)(A).
(3) SUM OF MEMORANDUM ITEMS 3.B.(1) THROUGH 3.B.(6) PLUS TOTAL NONACCRUAL
    LOANS AND LEASES FROM SCHEDULE RC-N, SUM OF ITEMS 1 THROUGH 8, COLUMN C,
    MINUS NONACCRUAL CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY
    RESIDENTIAL PROPERTIES INCLUDED IN SCHEDULE RC-N, MEMORANDUM ITEM 3.C.(2),
    COLUMN C, MUST EQUAL TOTAL LOANS AND LEASES FROM SCHEDULE RC-C, PART I,
    SUM OF ITEMS 1 THROUGH 10, MINUS TOTAL CLOSED-END LOANS SECURED BY FIRST
    LIENS ON 1-4 FAMILY RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES FROM
    SCHEDULE RCC-C, PART I, ITEM 1.C.(2)(A).
(4) AS DEFINED FOR SCHEDULE RC-C, PART I, ITEM 1.E, COLUMN B.
(5) AS DEFINED FOR SCHEDULE RC-C, PART I, ITEM 4, COLUMN A.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-8
ATLANTA, GA 30302                                        Transit #:  06310215                       ------------
                                                                                                         16
                                                                                                    ------------


SCHEDULE RC-C - CONTINUED

PART I.  CONTINUED

MEMORANDA                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------

4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b,
    page RC-6 (1)                                                                                2746  67,904  M.4
5.  Loans and leases held for sale (included in Schedule RC-C, part I, page RC-C)                5369   8,078  M.5
6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential
    properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6                    5370 789,973  M.6

--------------------
(1)   Exclude liens secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

SCHEDULE RC-D - TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                    C320
ASSETS                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                 RCON
                                                                                                 ----
1.  U.S. Treasury securities                                                                     3531      0   1.
2.  U.S. Government agency obligations (exclude mortgage-backed securities)                      3532      0   2.
3.  Securities issued by states and political subdivisions in the U.S.                           3533      0   3.
4.  Mortgage-backed securities (MBS):
    a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA                     3534      0   4.a
    b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
        or GNMA (include CMOs, REMICs, and stripped MBS)                                         3535      0   4.b
    c.  All other mortgage-backed securities                                                     3536      0   4.c
5.  Other debt securities                                                                        3537      0   5.
6.  Certificates of deposit                                                                      3538      0   6.
7.  Commercial paper                                                                             3539      0   7.
8.  Bankers acceptances                                                                          3540      0   8.
9.  Other trading assets                                                                         3541      0   9.
10. Not applicable
11. Revaluation gains on interest rate, foreign exchange rate, and other
    commodity and equity contracts                                                               3543      0  11
12. Total trading assets (sum of items 1 through 11)                                             3545      0  12.
    (must equal Schedule RC, item 5)
LIABILITIES
13. Liability for short positions                                                                3546      0  13.
14. Revaluation losses on interest rate, foreign exchange rate,
    and other commodity and equity contracts                                                     3547      0  14.
15. Total trading liabilities (sum of items 13 and 14)                                           3548      0  15.
    (must equal Schedule RC, item 15.b)

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-8a
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                 -----------
                                                                                                     16A
                                                                                                 -----------

SCHEDULE RC-C - CONTINUED

PART II.  LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000.00 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

                                                                                                                       L318
LOANS TO SMALL BUSINESSES
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties"
   reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S. addressees" reported
   in Schedule RC-C, part I, item 4.a have original amounts of $100,000 or less (If your     RCON   YES/NO
   bank has no loans outstanding in BOTH of these two loan categories, place an "X" in       ----
   the box marked "NO")                                                                      6999     No    1.


   If YES, complete item 2.a and 2.b below, sip item 3 and 4, and go to item 5.
   If NO, and your bank has loans outstanding in either loan category, skip item 2.a and 2.b, complete items 3 and 4 below, and go to item 5.  If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5:

2. Report the total number of loans currently outstanding for each of the following
   Schedule RC-C, part I, loan categories:                                                           NUMBER
   a.  "Loans secured by nonresidential properties" reported in Schedule RC-C,               RCON      OF
       part I, item 1.e (Note:  Item 1.e divided by the number of loans should               ----    LOANS
       NOT exceed $100,000.)                                                                 5562    1,219   2.a

   b.  "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4.a
       (Note:  Item 4.a divided by the number of loans should NOT exceed $100,000)           5563    5,201   2.b


                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                        (Column A)          (Column B)
3. Number and amount currently outstanding of "Loans                    Number              Amount
   secured by nonfarm nonresidential properties" reported              of Loans            Currently
   in Schedule RC-C, part I, item 1.e (sum of items 3.a                                    Outstanding
   through 3.c must be less than or equal to Schedule RC-C,
   part I, item 1.e):                                                 RCON               RCON
                                                                      ----              -----
   a.  With original amounts of $100,000 or less                      5564        213    5,565     11,558   3.a

   b.  With original amounts of more than $100,000
       through $250,000                                               5566        336    5,567     48,935   3.b
   c.  With original amounts of more than $250,000
       through $1,000,000                                             5568        315    5,569    133,841   3.c
4. Number and amount currently outstanding of
   "Commercial and industrial loans to U.S. addressees"
   reported in Schedule RC-C, part I, item 4.a (sum of items
   4.a through 4.c must be less than or equal to Schedule
   RC-C, part I, item 4.a):
   a.  With original amounts of $100,000 or less                      5570      2,351    5,571     50,366   4.a
   b.  With original amounts of more than $100,000
       through $250,000                                               5572        321    5,573     35,548   4.b
   c.  With original amounts of more than $250,000
       through $1,000,000                                             5574        256    5,575     71,675   4.c

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-8b
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                               ------------
                                                                                                    16B
                                                                                               ------------


SCHEDULE RC-C - CONTINUED

PART II.  CONTINUED

Agricultural Loans to Small Farms

5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank's "Loans to financial agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3,
    have originally amounts of $100,000 or less (if your bank has no loans outstanding           RCON
    in BOTH of these two loan categories, place an "X" in the box marked "NO".)                  ----   YES/NO
                                                                                                 6860     No   5.
If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO, and your bank has loans outstanding in either loan category skip item 6.a and 6.b and complete items 7 and 8 below.  If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6.  Report the total number of loans currently outstanding for each of the following Schedule
    RC-C, part I, loan categories:
    a.  "Loans secured by farmland (including farm residential and other improvements)"                  NUMBER
         reported in Schedule RC-C, part I, item 1.b (Note:  Item 1.b divided by the                       OF
         number of loans should NOT exceed $100,000.)                                            RCON    LOANS
                                                                                                 ----
                                                                                                 5576     29   6.a
    b.  "Loans to finance agricultural production and other loans to farmers "reported in
         Schedule RC-C, part I, item 3 (Note:  Item 3 divided by the number of loans
         should NOT exceed $100,000.)                                                            5577     28   6.b
                                                                                                 ----

                                                                                         Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------
                                                                         (Column A)          (Column B)
7.  Number and amount currently outstanding of "Loans                     Number              Amount
    secured by farmland (including farm residential and other            of Loans            Currently
    improvements)" reported in Schedule RC-C, part I, item 1.                               Outstanding
    b (sum of items 7.a through 7.c must be less than or equal
    to Schedule RC-C, part I, item 1.b):                              RCON              RCON
                                                                      ----             -----
    a.  With original amounts of $100,000 or less                     5578        2    5,579          110     7.a
    b.  With original of more than $100,000 through $250,000          5580        3    5,581          651     7.b
    c.  With original amounts of more than $250,000 through $500,000
                                                                      5582        2    5,583          355     7.c
8.  Number and amount currently outstanding of "Loans to
    finance agricultural production and other loans to farmers"
    reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C,
    part I, item 3):
    a.  With original amounts of $100,000 or less                     5584        2    5,585           29     8.a
    b.  With original of more than $100,000 through $250,000          5586        2    5,587          286     8.b
    c.  With original amounts of more than $250,000 through $500,000
                                                                      5588        0    5,589            0     8.c

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-9
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                 ------------
                                                                                                      17
                                                                                                 ------------


SCHEDULE RC-E - DEPOSIT LIABILITIES
                                                                                                                              C325
                                                          --Transaction           Accounts--          -Nontransaction-
                                                                                                          Accounts
                                                           (Column A)             (Column B)             (Column C)
                                                              Total               Memo: Total               Total
                                                           Transaction              Demand             nontransaction
                                                            accounts               Deposits               Accounts
                                                        (including total         (included in            (including
                                                        demand deposits)           Column A)               MMDAs)
                  Dollar Amounts in Thousands
            ------------------------------------
DEPOSITS OF:                                      RCON                     RCON                 RCON
                                                  ----                     ----                 ----
1.   Individuals, partnerships and corporations   2201         1,016,494   2240       859,039   2346         2,714,993   1.
2.   U.S. Government                              2202             1,785   2280         1,785   2520                 0   2.
3.   States and political subdivisions in the     2203            21,025   2290        17,496   2530             8,735   3.
     U.S.
4.   Commercial banks in the U.S.                 2206           156,344   2310       156,344   2550                 0   4.
5.   Other depository institutions in the U.S.    2207             6,185   2312         6,185   2349                 0   5.
6.   Banks in foreign countries                   2213               398   2320           398   2236                 0   6.
7.   Foreign governments, and official institu-
     tions (including foreign central banks)      2216                 0   2300             0   2377                 0   7.
8.   Certified and official checks                2230            33,946   2330        33,946                            8.
9.   Total (sum of items 1 through 8) (sum of
     columns A and C must equal Schedule RC,
     item 13.a)                                   2215         1,236,177   2210     1,075,193   2385         2,723,728   9.


MEMORANDA                                                                                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):                 RCON
                                                                                                  -----
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts                       6835     144,764     M.1.a
    b.  Total brokered deposits                                                                   2365       4,000     M.1.b
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1) Issued in denominations of less than $100,000                                         2343           0     M.1.c1
        (2) Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares
            of $100,000 or less                                                                   2344           0     M.1.c2
    d.  Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum
            item 1.c.(1) above)                                                                   A243           0     M.1.d.1
        (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in
            Memorandum item 1.b above)                                                            A244       4,000     M.1.d.2
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collateralized as required
        under state law)                                                                          5590      25,215     M.1.e
2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above):
    a.  (1)  Money market deposit accounts (MMDAs)                                                6810     826,360     M.2.a.1
        (2)  Other savings deposits (excludes MMDAs)                                              0352     980,847     M.2.a.2
    b.  Total time deposits of less than $100,000                                                 6648     692,447     M.2.b
    c.  Total time deposits of $100,000 or more                                                   2604     224,074     M.2.c
3.  All NOW accounts (included in Column A above)                                                 2398     160,984     M.3
4.  Not applicable

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-10
ATLANTA, GA 30302                                        Transit #:  06310215               -------------
                                                                                                  18
                                                                                            -------------

SCHEDULE RC-E - CONTINUED

MEMORANDA (CONTINUED)                                                       Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or
      repricing frequency of:  (1,2)                                           RCON
                                                                               ----
      (1)  Three months or less                                                A579  184,998  M.5.a1
                                                                                     -------
      (2)  Over three months through 12 months                                 A580  292,179  M.5.a2
                                                                                     -------
      (3)  Over one year through three years                                   A581  200,611  M.5.a3
                                                                                     -------
      (4)  Over three years                                                    A582   14,659  M.5.a4
                                                                                     -------
   b. Fixed rate AND floating rate deposits of less than $100,000 whit a
      REMAINING MATURITY of one year or less (included in
      Memorandum item 5.a.(1) through 5.a.(4) above)                           A241  472,228  M.5.b
                                                                                     -------
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of (1,3)
      (1)  Three months or less                                                A584  65,148   M.6.a1
                                                                                     ------
      (2)  Over three months through 12 months                                 A585  99,875   M.6.a2
                                                                                     ------
      (3)  Over one year through three years                                   A586  52,668   M.6.a3
                                                                                     ------
      (4)  Over three years                                                    A587   6,383   M.6.a4
                                                                                     ------
 b. Fixed rate AND floating rate time deposits of $100,000 or more with a
    REMAINING MATURITY of one year or less (included in Memorandum items
    6.a.(1) through 6.a.(4) above)                                             A242 164,880   M.6.b
                                                                                    -------

_________
 (1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
 (2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
 (3) Sum of Memorandum items 6.a.(1) through 6.b.(4) must equal Schedule RC-E Memorandum item 2.c above.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                    --------------
                                                                                                         19
                                                                                                 --------------

SCHEDULE RC-F - OTHER ASSETS
                                                                          Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------
                                                                          RCON
                                                                          ----
1. Income earned, not collected on loans                                  2164  27,389  1.
2. Net deferred tax assets (1)                                            2148  30,912  2.
3. INTEREST-ONLY STRIPS RECEIVABLE (NOT IN THE FORM OF A SECURITY) (2) ON:
   A. MORTGAGE LOANS                                                      A519       0  3.a
   B. OTHER FINANCIAL ASSETS                                              A520       0  3.b
4. Other (itemize and describe amounts that exceed
   25% of this item)                                                      2168  40,228  4.
                 TEXT                                      RCON
                                                           ----
   a. 3549 SECURITIES-ACCRD INC                            3549  11,573                 4.a
   b. 3550 CR CD-EXCHANGE/CLEAR                            3550  10,581                 4.b
   c. 3551                                                 3551       0                 4.c
                                                                         RCON
                                                                         ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)    2160  98,529   5.

                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------
Memorandum
                                                                         RCON
                                                                         ----
1. Deferred tax assets disallowed for regulatory capital purposes        5610       0   M.1



SCHEDULE RC-G - OTHER LIABILITIES
                                                                                                        C330
                                                                          Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------
1. a.  Interest accrued and unpaid on deposits (3)                       3645    9,547  1.a
   b.  Other expenses accrued and unpaid (includes accrued
       income taxes payable)                                             3646   10,596  1.b
2. Net deferred tax liabilities (1)                                      3049        0  2.
3. Minority interest in consolidated subsidiaries                        3000        0  3.
4. Other (itemize and describe amounts that exceed 25% of this item)     2938    5,404  4.
                  TEXT                                     RCON
                                                           ----
   a.    3552 UNEARNED I/C INSURANCE                       3552    1,395                4.a
   b.    3553                                              3553        0                4.b
   c.    3554                                              3554        0                4.c
                                                                         RCON
                                                                         ----
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)    2030   25,547  5.

__________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes".
(2) Report interest-only strips receivable in the form of a security as available-for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, includes "dividends" accrued and unpaid on deposits.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-12
ATLANTA, GA 30302                                        Transit #:  06310215                      -----------
                                                                                                       20
                                                                                                   -----------


SCHEDULE RC-K - QUARTERLY AVERAGES (1)
                                                                                                                      C355
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
SCHEDULE RC-K - QUARTERLY AVERAGES (1)
Assets                                                                     RCON
                                                                           ----
1. Interest-bearing balances due from depository institutions              3381             4,166         1.
                                                                                            -----
2. U.S. Treasury securities, U. S. Government agency                       3382           860,166         2.
   obligations (2)                                                                        -------
3. Securities issued by states and political subdivisions in the U.S. (2)  3383            40,177         3.
                                                                                           ------
4. a.  Other debt securities (2)                                           3647               250         4.a
                                                                                              ---
   b.  Equity securities (3) (includes investments in mutual funds         3648            16,371         4.b
       and Federal Reserve stock)                                                          ------
5. Federal funds sold and securities purchased under agreements to resell  3365           563,326         5.
                                                                                          -------
6. Loans:
    a. Total loans                                                         3360         4,650,283         6.a
                                                                                        ---------
    b. Loans security by real estate                                       3385         1,736,192         6.b
                                                                                        ---------
    c. Loans to finance agricultural production and other                  3386            33,346         6.c
       loans to farmers                                                                 ---------
    d. Commercial and industrial loans                                     3387         1,912,418         6.d
                                                                                        ---------
    e. Loans to individuals for household, family, and other               3388           509,803         6.e
       personal expenditures                                                            ---------
7. Trading assets                                                          3401                 0         7.
                                                                                                -
8. Lease financing receivables (net of unearned income)                    3484           111,441         8.
                                                                                          -------
9. Total assets (4)                                                        3368         6,727,489         9.
                                                                                        ---------
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS                3485          167,549        10.
    accounts, and telephone and preauthorized transfer                                    -------
    accounts) (exclude demand deposits)
11. Nontransaction accounts:
    a. Money market deposit accounts (MMDAs)                               3486           813,872        11.a
                                                                                          -------
    b. Other savings deposits                                              3487           981,969        11.b
                                                                                          -------
    c. Time deposits of $100,000 or more                                   A514           220,456        11.c
                                                                                          -------
    d. Time deposits of less than $100,000                                 A529           689,484        11.d
                                                                                          -------
12. Federal funds purchased and securities sold under                      3353         2,208,205        12.
    agreements to repurchase                                                            ---------
13. Other borrowed money (includes mortgage indebtedness and               3355            29,983        13.
    obligations under capitalized leases)                                                  ------

----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-13
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  -----------
                                                                                                       21
                                                                                                  -----------
SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L.
Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                          C360
                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------

1. Unused commitments:

   a. Revolving, open-end lines secured by 1-4 family residential properties,  RCON
                                                                                ----
      e.g., home equity lines                                                  3814   171,890   1.a
                                                                                       -------
   b. Credit card lines                                                        3815         0   1.b
                                                                                           ---
   c. Commercial real estate, construction, and land development:
      (1)    Commitments to fund loans secured by real estate                   3816   161,337   1.c.1
                                                                                       -------
      (2)    Commitments to fund loans not secured by real estate               6550    81,384   1.c.2
                                                                                        ------
   d. Securities underwriting                                                   3817         0   1.d
                                                                                            --
   e. Other unused commitments                                                  3818  5,197,746  1.e
                                                                                      ---------
2. Financial standby letters of credit                                          3819    615,348
   a. Amount of financial standby letters of credit conveyed to others          3820    276,919  2.a
3. Performance standby letters of credit                                        3821     30,476  3.
                                                                                        -------
   a.Amount of performance standby letters of credit conveyed to others         3822      8,183  3.a
4. Commercial and similar letters of credit                                     3411     11,686  4.
                                                                                         ------
5. Participations in acceptances (as described in the instructions) conveyed to
   others by the reporting bank                                                 3428        408  5.
                                                                                            ---
6. Participations in acceptances (as described in the instructions) acquired by
   the reporting  (nonaccepting) bank                                           3429          0  6.
                                                                                              -
7. Securities borrowed                                                          3432          0  7.
                                                                                              -
8. Securities lent (including customers' securities lent where the customer is
   indemnified  against loss by the reporting bank)                             3433          0  8.
                                                                                              -
9. FINANCIAL ASSETS TRANSFERRED WITH RECOURSE THAT HAVE BEEN TREATED
   AS SOLD FOR CALL REPORT PURPOSES:
   A. FIRST LIEN 1-TO-4 FAMILY RESIDENTIAL MORTGAGE LOANS:
      (1)  OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED               RCON
                                                                                ----
           AS OF THE REPORT DATE                                                A521          0  9.a.1
                                                                                              -
      (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES
          AS OF THE REPORT DATE                                                 A522          0  9.a.2
                                                                                              -
   B. OTHER FINANCIAL ASSETS (EXCLUDING SMALL BUSINESS OBLIGATIONS
      REPORTED IN ITEM 9.C):
      (1) OUTSTANDING PRINCIPAL BALANCE OF ASSETS TRANSFERRED
          AS OF THE REPORT DATE                                                 A523          0  9.b.1
                                                                                              -
      (2) AMOUNT OF RECOURSE EXPOSURE ON THESE ASSETS
          AS OF THE REPORT DATE                                                 A524          0  9.b.2
                                                                                              -
   c. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
      (1) Outstanding principal balance of small business obligations
      (1) Outstanding principal balance of small business obligations
          transferred as of the report date                                     A249          0  9.c.1
                                                                                              -
      (2) Amount of retained recourse on these obligations as of
          the report date                                                       A250          0  9.c.2
                                                                                              -
10.NOTIONAL AMOUNT OF CREDIT DERIVATIVES:
   A. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE GUARANTOR           A534          0  10.a
                                                                                              -
   B. CREDIT DERIVATIVES ON WHICH THE REPORTING BANK IS THE BENEFICIARY         A535          0  10.b
                                                                                              -
11. Spot foreign exchange contracts                                             8765          0  11.
                                                                                              -
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe each component of this item over
    25% of Schedule RC, item 28, "Total equity capital")                        3430          0  12.
                                                                                              -
          TEXT                                              RCON
                                                            ----
  a.    3555                                                3555    0                            12.a
  b.    3556                                                3556    0                            12.b
  c.    3557                                                3557    0                            12.c
  d.    3558                                                3558    0                            12.d

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-14
ATLANTA, GA 30302                                        Transit #:  06310215

                                                                                                  -----------
                                                                                                       22
                                                                                                  -----------

SCHEDULE RC-L - CONTINUED

                                                                                  Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and      RCON
    describe  each component of this item over 25% Schedule RC, item 28.,
    "Total equity capital")                                                                      5591     0     13
                                                                                                          -
           TEXT                                                                       RCON
                                                                                      ----
 a. 5592                                                                              5592     0                13.a
                                                                                               -
 b. 5593                                                                              5593     0                13.b
                                                                                               -
 c. 5594                                                                              5594     0                13.c
                                                                                               -
 d. 5595                                                                              5595     0                13.d
                                                                                               -

OFF-BALANCE SHEET DERIVATIVES
POSITION INDICATORS


                                                 (Column A)        (Column B)        (Column C)         (Column D)
                                                  Interest          Foreign            Equity             Equity
                                                    Rate            Exchange         Derivative         Derivative
14.  Gross amounts (e.g., notional               Contracts         Contracts          Contracts          Contracts
     amounts) (for each column, sum of
     items 14.a through 14.e must equal sum
     of items 15, 16.a and 16.b):               RCON              RCON              RCON               RCON
                                                ----              ----              ----               ----

     a.  Futures contracts                      8693          0   8694          0   8695           0   8696           0   14.a
                                                              -                 -                  -                  -
     b.  Forward contracts                      8697          0   8698          0   8699           0   8700           0   14.b
                                                              -                 -                  -                  -
     c.  Exchange-traded option contracts:
        (1)  Written options                    8701          0   8702          0   8703           0   8704           0   14.c1
                                                              -                 -                  -                  -
        (2)  Purchased Options                  8705          0   8706          0   8707           0   8708           0   14.c2
                                                              -                 -                  -                  -
     d.  Over-the-counter contracts:
        (1)  Written options                    8709          0   8710          0   8711           0   8712           0   14.d1
                                                              -                 -                  -                  -
        (2)  Purchased options                  8713          0   8714          0   8715           0   8716           0   14.d2
                                                              -                 -                  -                  -
     e.  Swaps                                  3450    148,893   3826          0   8719           0   8720           0   14.e
                                                        -------                 -                  -                  -
15.  Total gross notional amount of
     derivative contracts held for trading      A126          0   A127          0   8723           0   8724           0   15
                                                              -                 -                  -                  -
16.  Total gross notional amount of
     derivative contracts held for purposes
     other than trading:
     a.  Contracts marked to market             8725          0   8726          0   8727           0   8728           0   16.a
                                                              -                 -                  -                  -
     b.  Contracts not marked to market         8729    148,893   8730          0   8731           0   8732           0   16.b
                                                        -------                 -                  -                  -
     c.  Interest rate swaps where the bank
         has agreed to pay a fixed rate         A589     48,893                                                           16.c
                                                         ------

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-15
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         23
                                                                                                     ---------

SCHEDULE RC-L - CONTINUED
                                                                                           Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
OFF-BALANCE SHEET DERIVATIVES"                   (Column A)        (Column B)              (Column C)         (Column D)
POSITION INDICATORS                               Interest          Foreign                  Equity             Equity
                                                    Rate            Exchange               Derivative         Derivative
17.  Total gross fair value of                   Contracts         Contracts                Contracts          Contracts
     derivative contracts:
     a. Contracts held for trading:        RCON              RCON              RCON                     RCON
                                           ----              ----              ----                     ----
        (1) Gross positive fair value      8733        0     8734       0      8735              0      8736        0      17.a1
                                                       -                -                        -                  -
        (2) Gross negative fair value      8737        0     8738       0      8739              0      8740        0      17.a2
                                                       -                -                        -                  -
     b. Contracts held for purposes other
        than trading that are marked to
        market:
                                           RCON              RCON              RCON                     RCON
                                           ----              ----              ----                     ----
        (1) Gross positive fair value      8741        0     8742       0      8743              0      8744        0      17.b1
                                                       -                -                        -                  -
        (2) Gross negative fair value      8745        0     8746       0      8747              0      8748        0      17.b2
                                                       -                -                        -                  -
     c. Contracts held for purposes other
        than trading that are not marked
        to market:
        (1) Gross positive fair value      8749      515     8750       0      8751              0      8752        0      17.c1
                                                     ---                -                        -                  -
        (2) Gross negative fair value      8753     1041     8754       0      8755              0      8756        0      17.c2
                                                    ----                -                        -                  -
MEMORANDA                                                                              Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3.    Unused commitments with an original maturity exceeding one year that are reported in              RCON
      Schedule RC-L, items 1.a through 1.e above (report only the unused portions of                    ----
      commitments that are fee paid or otherwise legally binding)                                       3833  3,797,551    M.3
      a.  Participations in commitments with an original maturity              RCON
          exceeding one year conveyed to others                                ----
                                                                               3834       584,502                          M.3.a
4.    To be completed only by banks with $1 billion or more
      in total assets:
      Standby letters of credit (both financial and performance)                                        RCON
      issued to non-U.S. addresses (domicile) included in Schedule                                      ----
      RC-L, items 2 and 3, above                                                                        3377      1,585    M.4
5.    Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
                                                                                                        RCON
      a.  Loans to purchase private passenger automobiles                                               ----
          (to be completed for the September report only)                            2741               N/A                M.5.a
      b.  Credit cards and related plans (TO BE COMPLETED QUARTERLY)                 2742                 0                M.5.b
                                                                                                          -
      c.  All other consumer installment credit (including mobile
          home loans) (to be completed for the September report only)                2743               N/A                M.5.c

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                       ---------
                                                                                                        24
                                                                                                    ---------

SCHEDULE RC-M - MEMORANDA
                                                                                                                             C365
                                                                            Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principals shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit                                        RCON
      to all executive officers, directors,                                               ----
      principal shareholders, and their related interests                                 6164      200,705      1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including
      extensions of credit to related interests) equals or exceeds the lesser of          RCON
      $500,000 or 5 percent of total capital as defined for this purpose in               ----       Number
      agency regulations                                                                  6165         14        1.b
2. Federal funds sold and securities purchased under agreements to resell                 RCON
   with U.S. branches and agencies of foreign banks (1) (included in Schedule             ----
   RC, item 3)                                                                            3405          0        2
3. Not applicable.
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract                                            5500          0        4.a
   b. Mortgages serviced under a FHLMC contract:
      (1)  Serviced with recourse to servicer                                             5501          0        4.b.1
      (2)  Serviced without recourse to servicer                                          5502          0        4.b.2
   c. Mortgages serviced under FNMA contract:
      (1)  Serviced under a regular option contract                                       5503          0        4.c.1
      (2)  Serviced under a special option contract                                       5504          0        4.c.2
   d. Mortgages serviced under other servicing contracts                                  5505          0        4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC item 9):
   a. U.S. addressees (domicile)                                                          2103      3,290        5.a
   b. Non-U.S. addressees (domicile)                                                      2104          0        5.b
6. Intangible assets:
   a. Mortgage servicing rights                                                           3164          0        6.a
      (1) ESTIMATED FAIR VALUE OF MORTGAGE SERVICING ASSETS                               A590          0        6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships                                             5506          0        6.b.1
      (2) All other identifiable intangible assets                                        5507          0        6.b.2
   c. Goodwill                                                                            3163          0        6.c
   d. Total (sum of items 5.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule
      RC, item 10)                                                                        2143          0        6.d
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been
      grandfathered or are otherwise qualifying for regulatory capital purposes           6442          0        6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock
   dedicated to redeem at the debt                                                        3295          0        7

----------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         25
                                                                                                     ---------

SCHEDULE RC-M - CONTINUED

                                                                                Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
                                                                                          RCON
8. a. Other real estate owned:                                                            ----
      (1) Direct and indirect investments in real estate                                  5372          0         8.a.1
          ventures
      (2) All other real estate owned:
          (a) Construction and land development                                           5508      3,623
          (b) Farmland                                                                    5509          0         8.a.2b
          (c) 1-4 family residential properties                                           5510      2,139         8.a.2c
          (d) Multifamily (5 or more) residential properties                              5511          0         8.a.2d
          (e) Nonfarm nonresidential properties                                           5512          0         8.a.2e
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must                                  2150      5,762         8.a.3
          equal Schedule RC, item 7)
   b. Investments in unconsolidated subsidiaries and associated companies:
      (1)  Direct and indirect investments in real estate ventures                        5374          0         8.b.1
      (2) All other investments in unconsolidated subsidiaries and associated
          companies                                                                       5375      7,804         8.b.2
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)       2130      7,804         8.b.3
9.  Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"                 3778          0         9
10. Mutual fund and annuity sales during the quarter (including proprietary, private label, and third party products):
    a. Money market funds                                                                 6441    103,501        10.a
    b. Equity securities funds                                                            8427      9,099        10.b
    c. Debt securities funds                                                              8428      4,670        10.c
    d. Other mutual funds                                                                 8429      6,795        10.d
    e. Annuities                                                                          8430      5,904        10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above)                                                                8784    114,004        10.f
11. NET UNAMORTIZED REALIZED DEFERRED GAINS (LOSSES)
    ON OFF-BALANCE SHEET DERIVATIVE CONTRACTS INCLUDED
    in assets and liabilities reported in Schedule RC                                     A525          0        11
12. AMOUNT OF ASSETS NETTED AGAINST NONDEPOSIT
    LIABILITIES ON THE BALANCE SHEET (SCHEDULE RC)
    IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES(1)                        A526          0        12
13. OUTSTANDING PRINCIPAL BALANCE OF LOANS OTHER THAN 1-4 FAMILY RESIDENTIAL
    MORTGAGE LOANS THAT ARE SERVICED FOR OTHERS (TO BE COMPLETED
    IF THIS BALANCE IS MORE THAN $10 MILLION AND EXCEEDS TEN PERCENT
    OF TOTAL ASSETS)                                                                      A591          0        13

Memorandum                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------

1. Reciprocal holdings of banking organizations' capital instruments
   (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY)                                         3836        N/A        M.1

__________
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         26
                                                                                                     ---------

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items
1 through 10, column A, and in Memorandum items 2 through 4, column A, as
confidential.                                                                                                                 C370
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
                                                        --(Column A)--         --(Column B)--          --(Column C)--
                                                             Past               Past due 90             Nonaccrual
                                                         30 through 89          days or more
                                                        days and still           and still
                                                           accruing               accruing
                                                             RCON                   RCON                   RCON
                                                             ----                   ----                   ----
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)                          1245        4,405      1246       1,419       1247        6,730     1.a
   b. To non-U.S. addressees (domicile)                      1248            0      1249           0       1250            0     1.b
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions                                           5377            0      5378           0       5379            0     2.a
   b. To foreign banks                                       5380            0      5381           0       5382            0     2.b
3. Loans to finance agricultural production and
   other loans to farmers                                    1594            0      1597           0       1583           22     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)                          1251        2,225      1252          94       1253        3,259     4.a
   b. To non-U.S. addressees (domicile)                      1254            0      1255           0       1256            0     4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit card and related plans                          5383        274        5384          22       5385            0     5.a
   b. Other (includes single payment, installment,
      and all student loans)                                 5386        2,558      5387         125       5388          221     5.b
6. Loans to foreign governments and official
   institutions                                              5389            0      5390           0       5391            0     6.
7. All other loans                                           5459            0      5460           0       5461            0     7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)                          1257          137      1258           0       1259            0     8.a
   b. Of non-U.S. addressees (domicile)                      1271            0      1272           0       1791            0     8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets)           3505            0      3506           0       3507            0     9.
====================================================================================================================================
Amounts reported in items 1 through 8 above include guaranteed and ungauranteed portions of past due and nonaccrual loans and leases.  Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                             RCON                   RCON                   RCON
10. Loans and leases reported in items 1                     ----                   ----                   ----
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government                        5612          34       5613         39        5614          585    10.
    a. Guaranteed portion of loans and leases
       included in item 10 above                             5615          30       5616         35        5617          462    10.a


SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         27
                                                                                                     ---------

SCHEDULE RC-N - CONTINUED
                                                                                                                            C373
                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------


                                                    --(Column A)--        --(Column B)--        --(Column C)--
MEMORANDUM                                              Past                Past due 90           Nonaccrual
                                                    30 through 89          days or more
                                                    days and still          and still
                                                       accruing             accruing

1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C,                  RCON                RCON                     RCON
                                                        ----                ----                     ----
   Memorandum item 2)                                   1658        0       1659             0       1661            0 M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above                  6558        0       6559             0       6560            0  M.2
3. Loans secured by real estate (sum of
   Memorandum items 3.a through 3.e must
   equal sum of Schedule RC-N items 1.a and
   1.b above):
   a.  Construction and land development                2759      594       2769             0       3492           21 M.3a
   b.  Secured by farmland                              3493      700       3494             0       3495        1,976 M.3b
   c.  Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by
           1-4 family residential properties and
           extended under lines of credit               5398       46       5399            24       5400          354 M.3.c1
       (2) All other loans secured by 1-4 family
           residential properties                       5401    1,873       5402           226       5403        2,804 M.3c2
   d.  Secured by multifamily (5 or more) residential
       properties                                       3499       47       3500             0       3501            0 M.3d
   e.  Secured by nonfarm nonresidential properties     3502    1,145       3503         1,169       3504        1,575 M.3e

                                                    --(Column A)--        --(Column B)--        --(Column C)--
                                                        Past                Past due 90           Nonaccrual
                                                    30 through 89          days or more
                                                    days and still          and still
                                                       accruing             accruing

4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:                      RCON                RCON
                                                        ----                ----
   a.  Book value of amounts carried as assets          3522        0       3528             0                         M.4.a
   b.  Replacement cost of contracts with a
       positive replacement cost                        3529        0       3530             0                         M.4.b

------------------------------------------------------------------------------------------------------------------------------------
PERSON TO WHOM QUESTION ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE DIRECTED:
                                                                                                                            C377

           NAME                        TITLE                       AREA CODE/PHONE NUMBER/EXTENSION
   8901  KEN MUTELL              8901  VICE PRESIDENT                 8902   (404) 724-3833

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         28
                                                                                                     ---------

SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS
                                                                                                                            C375
                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------

1. Unposted debits (see instructions):                                           RCON
                                                                                 ----
   a. Actual amount of all unposted debits                                       0030           864  1.a
      OR
   b. Separate amount of unposted debits:
   (1)  Actual amount of unposted debits to demand deposits                      0031             0  1.b.1
   (2)  Actual amounts of unposted debits to time and
       savings deposits (1)                                                      0032             0  1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits                                      3510             0  2.a
      OR
   b. Separate amount of unposted credits:
      (1)  Actual amount of unposted credits to demand deposits                  3512        19,219  2.b.1
      (2)  Actual amount of unposted credits to time and savings deposits (1)    3514             0  2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department
   (not included in total deposits)                                              3520             0  3.
4. Deposits of consolidated subsidiaries (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries                               2211             0  4.a
   b. Time and savings deposits (1) of consolidated subsidiaries                 2351             0  4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries       5514             0  4.c
5. Not applicable.
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions
   that are also reflected as deposit liabilities of the reporting bank:         RCON
   a. Amount reflected in demand deposits (included in Schedule RC-E,            ----
      Memorandum item 4.a)                                                       2314           132  6.a
   b. Amount reflected in time and savings deposits (1) (included in
      Schedule RC-E, Memorandum item 4.b)                                        2315             0  6.b
7. Unamortized premiums and discounts on time and savings deposits: (1)(2)
   a. Unamortized premiums                                                       5516             0  7.a
   b. Unamortized discounts                                                      5517             0  7.b
8. TO BE COMPLETED BY BANKS WITH "OAKER DEPOSITS".
   A. DEPOSITS PURCHASED OR ACQUIRED FROM OTHER FDIC-INSURED
      INSTITUTIONS DURING THE QUARTER:
      (1) TOTAL DEPOSITS PURCHASED AND ACQUIRED FROM OTHER
          FDIC-INSURED INSTITUTIONS DURING THE QUARTER                           A531             0  8.A.1
      (2) AMOUNT PURCHASED OR ACQUIRED DEPOSITS REPORTED
          IN ITEM 8.A.(1) ABOVE ATTRIBUTABLE TO A SECONDARY
          FUND (I.E., BIF MEMBER REPORT DEPOSITS ATTRIBUTABLE
          TO SAIF; SAIF MEMBERS REPORT DEPOSITS ATTRIBUTABLE
          TO BIF)                                                                A532             0  8.a.2
   B. TOTAL DEPOSITS SOLD OR TRANSFERRED TO OTHER FDIC-INSURED
      INSTITUTIONS DURING THE QUARTER                                            A533             0  8.b
9.  Deposits in lifeline accounts                                                5596                9
10. Benefit-responsive "Depository Institution Investment Contracts"
    (included in total deposits)                                                 8432             0 10

--------
(1) For FDIC insurance and FICO assessment purposes, 'time and savings deposits' consists of nontransaction accounts and nontransaction accounts and all transaction accounts other than demand deposits.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215                        ---------
                                                                                                         29
                                                                                                     ---------

SCHEDULE RC-O - CONTINUED
                                                                                    Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------

11. ADJUSTMENTS TO DEMAND DEPOSITS REPORTED
    IN SCHEDULE RC-E FOR CERTAIN RECIPROCAL DEMAND BALANCES:
    A. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED IF
       THE REPORTING BANK'S RECIPROCAL DEMAND BALANCES WITH THE
       DOMESTIC OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS
       AND INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES                  RCON
       AND POSSESSIONS THAT WERE REPORTED ON A GROSS BASIS IN                    ----
       SCHEDULE RC-E HAS BEEN REPORTED ON A NET BASIS                            8785             0  11.a
    B. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE INCREASED
       IF THE REPORTING BANK'S RECIPROCAL DEMAND BALANCES
       WITH FOREIGN BANKS AND FOREIGN OFFICES OF OTHER
       U.S. BANKS (OTHER THAN INSURED BRANCHES IN
       PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS)
       THAT WERE REPORTED ON A NET BASIS IN
       SCHEDULE RC-E HAD BEEN REPORTED ON A GROSS BASIS                          A181             0  11.b
    C. AMOUNT BY WHICH DEMAND DEPOSITS WOULD BE REDUCED
       IF CASH ITEMS IN PROCESS OF COLLECTION WERE INCLUDED
       IN THE CALCULATION OF THE REPORTING BANK'S NET
       RECIPROCAL DEMAND BALANCES WITH THE DOMESTIC
       OFFICES OF U.S. BANKS AND SAVINGS ASSOCIATIONS AND
       INSURED BRANCHES IN PUERTO RICO AND U.S.
       TERRITORIES AND POSSESSIONS IN SCHEDULE RC-E                              A182             0  11.c
12. AMOUNT OF ASSETS NETTED AGAINST DEPOSIT LIABILITIES
    ON THE BALANCE SHEET (SCHEDULE RC) IN ACCORDANCE WITH
    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (EXCLUDE
    AMOUNTS RELATED TO RECIPROCAL DEMAND BALANCES):
    A. AMOUNT OF ASSETS NETTED AGAINST DEMAND DEPOSITS                           A527             0  12.a
    B. AMOUNT OF ASSETS NETTED AGAINST TIME AND SAVINGS
       DEPOSITS                                                                  A528             0  12.b

Memoranda (To be completed each quarter except as noted)                            Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------

1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1)
   must equal Schedule RC, item 13.a):                                           RCON
   a. Deposit accounts of $100,000 or less:                                      ----
      (1) Amount of deposit accounts of $100,000 or less                         2702     2,551,000  M.1a1
      (2) Number of deposit accounts of $100,000 or less                         RCON        Number
                                                                                 ----
          (TO BE COMPLETED FOR THE JUNE REPORT ONLY)                             3779       314,478  M.1.a2
   b. Deposit accounts of more than $100,000:                                    RCON
                                                                                 ----
      (1) Amount of deposit accounts of more than $100,000                       2710     1,408,905  M.1.b1
      (2) Number of deposit accounts of more than $100,000                       2722         4,442  M.1.b2
2. Estimated amount of uninsured deposits of the bank:
   a. An estimate of your bank's uninsured deposits can be
      determined by multiplying the number of deposit
      accounts of more than $100,000 reported in Memorandum
      item 1.b.(2) above by $100,000 and subtracting the
      result from the amount of deposit accounts of
      more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at right whether your bank has a
      method or procedure for determining a better estimate of uninsured         RCON       YES/NO
      deposits than the                                                          ----
      estimate described above                                                   6861         NO     M.2.a
   b. If the box marked YES has been checked, report the estimate of uninsured deposits determined by using your bank's
      method or procedure                                                        5597         N/A    M.2.b
3. HAS THE REPORTING INSTITUTION BEEN CONSOLIDATED WITH A PARENT BANK
   OR SAVINGS ASSOCIATION IN THAT PARENT BANK'S OR PARENT SAVINGS ASSOCIATION'S
   CALL REPORT OR THRIFT FINANCIAL REPORT?
   IF SO, REPORT THE LEGAL TITLE AND FDIC CERTIFICATE NUMBER OF THE
   PARENT BANK OR PARENT SAVINGS ASSOCIATION:
           TEXT                                                                  RCON FDIC Cert No.
                                                                                 ----
     A545                                                                        A545         N/A    M.3

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                 ------
                                                                                                   30
                                                                                                 ------


SCHEDULE RC-R - REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that report total assets of $1 billion or more in Schedule RC item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2.
BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW
OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

1.  TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED.
    TO BE COMPLETED ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.                 RCON      YES/NO
    Indicate in the appropriate box at the right whether the bank has total                  ----
    capital greater than or equal to eight percent of adjusted total assets                  6056        NO         1.
       For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
       If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked NO has been checked, the bank must complete the remainder of this schedule.
       A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

NOTE: ALL BANKS ARE REQUIRED TO COMPLETE
ITEMS 2 AND 3 BELOW
                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted
   average maturity of at least 5 years) that is includible in Tier 2 capital:               RCON
                                                                                             ----
   a. Subordinated debt (1) and intermediate term preferred stock                            A515        100,000    2.a
   b. Other limited-life capital instruments                                                 A516              0    2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analysis consistent with applicable capital standards):
   a. Tier 1 capital                                                                         8274        496,068    3.a
   b. Tier 2 capital                                                                         8275        181,082    3.b
   c. Total risk-based capital                                                               3792        677,150    3.c
   d. Excess allowance for loan and lease losses
      (amount that exceeds 1.25% of gross risk-weighted assets)                              A222          7,168    3.d
   e. Net risk-weighted assets (gross risk-weighted assets less excess
      allowance reported in item 3.d above and all other deductions)                         A223      6,479,385    3.e
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital) (2)                              A224      6,727,489    3.f

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered no to item 1 above and by banks with total assets of $1 billion or more.

                                                                            --(Column A)--            --(Column B)--
                                                                               Assets                     Credit
                                                                              Recorded               Equivalent Amount
                                                                               on the                 of Off-Balance
                                       Dollar Amount in Thousands           Balance Sheet             Sheet Items (3)
---------------------------------------------------------------------------------------------------------------------------
4. Assets and credit equivalent amount of off-balance
   sheet items assigned to the Zero percent risk category:                RCON
                                                                          ----
   a. Assets recorded on the balance sheet                                5163       1,039,695    RCON                4.a
                                                                                                  ----
   b. Credit equivalent amount of off-balance sheet items                                         3796        0       4.b

------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                 -------
                                                                                                    31
                                                                                                 -------


SCHEDULE RC-R - CONTINUED
                                                                                 --(Column A)--        --(Column B)--
                                                                                      Assets              Credit
                                                                                     Recorded         Equivalent Amount
                                                                                      on the           of Off-Balance
                                        Dollar Amount in Thousands                 Balance Sheet       Sheet Items (3)
-------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items
   assigned to the 20 percent risk category:                                    RCON
                                                                                ----
   a. Assets recorded on the balance sheet                                      5165     1,131,917     RCON             5.a
                                                                                                       ----
   b. Credit equivalent amount of off-balance sheet items                                              3801    573,262  5.b
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet                                      3802     1,220,769                      6.a
   b. Credit equivalent amount of off-balance sheet items                                              3803    149,437  6.b
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet                                      3804     3,623,306                      7.a
   b. Credit equivalent amount of off-balance sheet items                                              3805  1,811,513  7.b
8. On-balance sheet asset values excluded from and deducted in
   the calculation of the risk-based capital ratio(2)                           3806         3,160                      8.
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
   item 12.c plus items 4.b and 4.c)                                            3807     7,018,847                      9.


MEMORANDA                                                                               Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards                                  8764           515           M.1

                                                                ---------WITH A REMAINING MATURITY OF --------
                                                          --(Column A)--      --(Column B)--      --(Column C)--
                                                             One Year              Over                Over
                                                             or less             one year           five years
                                                                              thru five years

2. Notional principal amounts of off-balance
   sheet derivative contracts: (3)                   RCON                RCON                    RCON
                                                     ----                ----                    ----
 a.    Interest rate contracts                       3809       0        8766       23,572       8767       125,321       M.2.a
 b.    Foreign exchange contracts                    3812       0        8769            0       8770             0       M.2.b
 c.    Gold contracts                                8771       0        8772            0       8773             0       M.2.c
 d.    Other precious metals contracts               8774       0        8775            0       8776             0       M.2.d
 e.    Other commodity contracts                     8777       0        8778            0       8779             0       M.2.e
 f.    Equity derivatives contracts                  A000       0        A001            0       A002             0       M.2.f

------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those (e.g. future contracts) not subject to risk-based capital. Item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

SUNTRUST BANK, CENTRAL FLORIDA N.A.                      Call Date:  06/30/97  State #:  12-1159  FFIEC 032
P.O. BOX 4418 CENTER 632                                 Vendor ID:  D         Cert #:     21043  RC-11
ATLANTA, GA 30302                                        Transit #:  06310215
                                                                                                  ------
                                                                                                    32
                                                                                                  ------

          OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS REPORTED
                     IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on June 30, 1997

SUNTRUST BANK, CENTRAL FLORIDA N.A.                ATLANTA              GA
-----------------------------------                -------              --
        Legal Title of Bank                          City              State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
-------------------------------------------------------------------------------
                                                                 C371    C372
                                                            RCON
                                                            ----
No comment:                                                 6979  X

BANK MANAGEMENT STATEMENT (please type or print clearly):
     TEXT 6980 (70 CHARACTERS PER LINE)

     ------------------------------------------------------

     ------------------------------------------------------

     ------------------------------------------------------

     ------------------------------------------------------

     ------------------------------------------------------


/s/ R. Todd Bowers                                                 7/28/97
-------------------------------------------------------------------------------
SIGNATURE OF EXECUTIVE OFFICER OF BANK                        DATE OF SIGNATURE

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

SUNTRUST BANK, CENTRAL FLORIDA N.A.                   OMB No. For FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                              OMB No. For FDIC: 3064-0052
ATLANTA, GA 30302                                     OMB No. For Federal Reserve: 7100-0036              ------
                                                      Expiration Date:  3/31/2000                           33
                                                                                                          ------

                                                                                                                    SPECIAL REPORT
                                                                                                                            C700

                                                                                       Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------
                                                   Close of Business Date:           FDIC CERT. #
                                                           06/30/97                     21043
-------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
-------------------------------------------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit", respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of

                                                                                               RCON
                                                                                               ----
a.  Number of loans made to executive officers since the previous Call
    Report date                                                                                3561        0      a.
b.  Total dollar amount of above loans (in thousands of dollars)                               3561        0      b.
                                                                            RCON     From               To
c.  Range of interest charged on above loans                                ----
    (example:  9-3/4% = 9.75)                                               7701     0.00%     7702     0.00%     c.


/s/ R. Todd Bowers, SVP & CFO                                                   07/28/97
-----------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT:                DATE (Month,Day,Year):

NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED:  (TEXT)

8903
     --------------------------------------------------------------------------

8903
     --------------------------------------------------------------------------

AREA CODE/PHONE NUMBER/EXTENSION:  (TEXT)

8904
     --------------------------------------------------------------------------

-------------------------------------------------------------------------------
FDIC 8040/53 (6-95)